PROXY CARD
THE COVENTRY GROUP 1st SOURCE MONOGRAM LONG/SHORT FUND

SPECIAL MEETING OF SHAREHOLDERS PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) John Danko and Jennifer M. Millenbaugh as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the 1st Source Monogram Long/Short Fund (the “Fund”), a series of The Coventry Group (the “Trust”), as indicated above, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at 100 Summer Street, Suite 1500, Boston MA 02110, on November 20, 2008, at 9:00 a.m., Eastern time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal described in the Combined Proxy Statement/Prospectus as specified on the reverse side. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Combined Proxy Statement/Prospectus is hereby acknowledged.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

Note: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

▲    FOLD HERE    ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. INTERNET:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.	Your Control Number: 1234 5678 1231
2. BY PHONE:	Simply dial toll-free 866-821-1371. Please have this proxy card available at the time of the call.

3. MAIL:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

MEETING AGENDA IS LISTED ON THE REVERSE SIDE OF THIS CARD

TAGID: “TAG ID”	“CUSIP”

PROXY CARD

THE COVENTRY GROUP

1st SOURCE MONOGRAM LONG/SHORT FUND

SPECIAL MEETING OF SHAREHOLDERS PROXY SOLICITED BY THE TRUSTEES

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ¢

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1.

To approve the agreement and plan of reorganization between The Coventry Group on behalf of the 1st Source Monogram Long/Short Fund (the “1st Source Fund”) and Wasatch Funds, Inc. on behalf of the Wasatch-1st Source Long/Short Fund (the “Wasatch Fund”) which provides, in relevant part, for (i) the transfer of all assets of the 1st Source Fund to the Wasatch Fund in exchange solely for shares of the Wasatch Fund and the Wasatch Funds’ assumption of the 1st Source Fund’s liabilities; (ii) the distribution of the Wasatch Fund shares so received to shareholders of the 1st Source Fund; and (iii) the liquidation and termination of the 1st Source Fund.

FOR	AGAINST	ABSTAIN

☐	☐	☐

As to any other matter, said attorneys shall vote in accordance with their best judgment.

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TAG ID:	CUSIP:

PROXY CARD
THE COVENTRY GROUP 1st SOURCE MONOGRAM INCOME EQUITY FUND

SPECIAL MEETING OF SHAREHOLDERS PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) John Danko and Jennifer M. Millenbaugh as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the 1st Source Monogram Income Equity Fund (the “Fund”), a series of The Coventry Group (the “Trust”), as indicated above, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at 100 Summer Street, Suite 1500, Boston MA 02110, on November 20, 2008, at 9:00 a.m., Eastern time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal described in the Combined Proxy Statement/Prospectus as specified on the reverse side. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Combined Proxy Statement/Prospectus is hereby acknowledged.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

Note: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

▲    FOLD HERE    ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. INTERNET:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.	Your Control Number: 1234 5678 1231
2. BY PHONE:	Simply dial toll-free 866-821-1371. Please have this proxy card available at the time of the call.

3. MAIL:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

MEETING AGENDA IS LISTED ON THE REVERSE SIDE OF THIS CARD

TAGID: “TAG ID”	“CUSIP”

PROXY CARD

THE COVENTRY GROUP

1st SOURCE MONOGRAM INCOME EQUITY FUND

SPECIAL MEETING OF SHAREHOLDERS PROXY SOLICITED BY THE TRUSTEES

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ¢

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1.

To approve the agreement and plan of reorganization between The Coventry Group on behalf of the 1st Source Monogram Income Equity Fund (the “1st Source Fund”) and Wasatch Funds, Inc. on behalf of the Wasatch-1st Source Income Equity Fund (the “Wasatch Fund”) which provides, in relevant part, for (i) the transfer of all assets of the 1st Source Fund to the Wasatch Fund in exchange solely for shares of the Wasatch Fund and the Wasatch Funds’ assumption of the 1st Source Fund’s liabilities; (ii) the distribution of the Wasatch Fund shares so received to shareholders of the 1st Source Fund; and (iii) the liquidation and termination of the 1st Source Fund

FOR	AGAINST	ABSTAIN

☐	☐	☐

As to any other matter, said attorneys shall vote in accordance with their best judgment.

Scan Bar

TAG ID:	CUSIP:

PROXY CARD
THE COVENTRY GROUP 1st SOURCE MONOGRAM INCOME FUND

SPECIAL MEETING OF SHAREHOLDERS PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) John Danko, Jennifer M. Millenbaugh as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the 1st Source Monogram Income Fund (the “Fund”), a series of The Coventry Group (the “Trust”), as indicated above, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at 100 Summer Street, Suite 1500, Boston MA 02110, on November 20, 2008, at 9:00 a.m., Eastern time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal described in the Combined Proxy Statement/Prospectus as specified on the reverse side. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Combined Proxy Statement/Prospectus is hereby acknowledged.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

Note: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

▲     FOLD HERE    ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. INTERNET:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.	Your Control Number: 1234 5678 1231
2. BY PHONE:	Simply dial toll-free 866-821-1371. Please have this proxy card available at the time of the call.

3. MAIL:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

MEETING AGENDA IS LISTED ON THE REVERSE SIDE OF THIS CARD

TAGID: “TAG ID”	“CUSIP”

PROXY CARD

THE COVENTRY GROUP

1st SOURCE MONOGRAM INCOME FUND

SPECIAL MEETING OF SHAREHOLDERS PROXY SOLICITED BY THE TRUSTEES

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ¢

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1.

To approve the agreement and plan of reorganization between The Coventry Group on behalf of the 1st Source Monogram Income Fund (the “1st Source Fund”) and Wasatch Funds, Inc. on behalf of the Wasatch-1st Source Income Fund (the “Wasatch Fund”) which provides, in relevant part, for (i) the transfer of all assets of the 1st Source Fund to the Wasatch Fund in exchange solely for shares of the Wasatch Fund and the Wasatch Funds’ assumption of the 1st Source Fund’s liabilities; (ii) the distribution of the Wasatch Fund shares so received to shareholders of the 1st Source Fund; and (iii) the liquidation and termination of the 1st Source Fund.

FOR	AGAINST	ABSTAIN

☐	☐	☐

As to any other matter, said attorneys shall vote in accordance with their best judgment.

Scan Bar

TAG ID:	CUSIP: